UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2013

WESTERN GAS PARTNERS, LP

(Exact name of Registrant as specified in its charter)

Delaware	001-34046	26-1075808
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1201 Lake Robbins Drive

The Woodlands, Texas 77380-1046

(Address of principal executive offices, including zip code)

(832) 636-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Western Gas Partners, LP, a Delaware limited partnership (the “Partnership”), is filing this Current Report on Form 8-K to provide the legal opinion of Vinson & Elkins L.L.P. relating to tax matters, a copy of which is filed as Exhibit 8.1 hereto, in connection with the Partnership’s prospectus supplement filed with the Securities and Exchange Commission on August 2, 2013. Such prospectus supplement amends the Partnership’s prospectus supplement dated December 28, 2012 and related base prospectus dated September 19, 2012 to update, amend and supplement the section entitled “Certain U.S. Federal Income Tax Considerations” in the prospectus supplement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

8.1*	Opinion of Vinson & Elkins L.L.P. relating to tax matters.

23.1*	Consent of Vinson & Elkins L.L.P. (included in Exhibit 8.1 hereto).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2013

WESTERN GAS PARTNERS, LP

By:	Western Gas Holdings, LLC,
its general partner

By:	/s/ Philip H. Peacock
Philip H. Peacock
Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

8.1*	Opinion of Vinson & Elkins L.L.P. relating to tax matters.

23.1*	Consent of Vinson & Elkins L.L.P. (included in Exhibit 8.1 hereto).

*	Filed herewith.